Nuveen All-American Municipal Bond Fund

Summary Prospectus   |   August 31, 2010, as supplemented January 18, 2011

Ticker: Class A–FLAAX, Class B–FAAMX, Class C–FAACX, Class I–FAARX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated August 31, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 31 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 33 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-49 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	—
Other Expenses	0.12%	0.12%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.80%	1.55%	1.34%	0.59%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$498	$558	$136	$60	$498	$158	$136	$60
3 Years	$665	$790	$425	$189	$665	$490	$425	$189
5 Years	$846	$945	$734	$329	$846	$845	$734	$329
10 Years	$1,368	$1,643	$1,613	$738	$1,368	$1,643	$1,613	$738

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Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the fund because it may invest up to 20% of its net assets in below investment grade (“high yield” or “junk”) municipal bonds. High yield bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floating rate securities because of the leveraged nature of these investments.

Income Risk—The income from the fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if the fund invests in inverse floating rate securities, the fund’s income may decrease if short-term interest rates rise.

Leveraged Securities Risk—The fund may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount the fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments the fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with a fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Tax Risk—Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2010 was 4.39%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 11.69% and -8.04%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would have been reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	19.98%	2.69%	4.71%
Class B	20.56%	2.64%	4.52%
Class C	24.73%	3.01%	4.59%
Class I	25.53%	3.77%	5.37%
Class A Returns After Taxes :
On Distributions	19.98%	2.69%	4.71%
On Distributions and Sales of Shares	15.02%	2.94%	4.74%
S&P’s National Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	14.63%	4.17%	5.71%
Lipper General Municipal Debt Funds Average (reflects no deduction for taxes or certain expenses)	17.10%	2.90%	4.59%

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Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

John V. Miller and Douglas J. White serve as portfolio managers of the fund.

Mr. Miller, CFA, Managing Director and Co-Head of Fixed Income at Nuveen Asset Management, LLC, has been a member of the fund’s management team since December 2010. Mr. White, Senior Vice President at Nuveen Asset Management, LLC, has been a member of the fund’s management team since January 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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